Batterymarch U.S. Small Capitalization Equity Portfolio
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            INSTITUTIONAL AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS

                                 August 1, 2001












As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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T A B L E  O F  C O N T E N T S



A b o u t  t h e  Portfolio:

          1       Investment objective

          2       Principal risks

          5       Fees and expenses of the Portfolio

          6       Management



A b o u t  y o u r  i n v e s t m e n t:


          7       How to invest

         10       How to sell your shares

         12       Account policies

         13       Services for investors

         14       Distributions and taxes

         15       Financial Highlights


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BATTERYMARCH  U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

[icon] I N V E S T M E N T  O B J E C T I V E

Investment objective:

Long-term capital appreciation.

Principal investment strategies:

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. Batterymarch Financial Management, Inc. ("Batterymarch"), the Portfolio's adviser, defines small market capitalization companies as those whose market capitalizations are similar, in its judgment, to the market capitalization of companies in the Russell 2000 Index, determined at the time of the Portfolio's investment. The Russell 2000 Index is a capitalization-weighted broad-based index of 2000 small capitalization U.S. companies. A company that was a small market capitalization company at the time of the Portfolio's investment will continue to be treated as such for purposes of the 65% test, even if its market capitalization is no longer similar to that of companies in the Russell 2000 Index.

Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk. The Portfolio may also invest in securities of companies in the form of American Depositary Receipts, which are typically dollar-denominated instruments traded on an exchange in the United States.

The adviser uses a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Portfolio's investable universe by relative attractiveness.

In addition to its principal investment strategies, the Portfolio may engage in other transactions. For example, although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in debt or fixed-income securities, cash and money market instruments, including repurchase agreements. Under normal market conditions, up to 5% of the Portfolio's total assets may be invested in fixed-income securities rated below investment grade, commonly referred to as junk bonds, or, if unrated, determined by the adviser to be of comparable quality. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, invest in securities of other investment companies, engage in foreign currency exchange transactions and engage in futures and options transactions.

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[icon] P R I N C I P A L  R I S K S

In General:

There is no assurance that the Portfolio will meet its investment objective; investors could lose money by investing in the Portfolio. As with all mutual funds, an investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. The Portfolio may experience a substantial or complete loss on an individual stock.

Small Company Stocks:

Investing in the securities of small companies involves special risks. Among other things, the prices of securities of small sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and small companies generally are more likely to be adversely affected by poor economic or market conditions.

It is anticipated that some of the securities held by the Portfolio may not be widely traded, and that the Portfolio's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Portfolio to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may decline in price as the prices of large cap stocks rise or vice versa. Small companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Convertible Securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a

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convertible  security  often  reflects  such  variations  in  the  price  of the underlying common stock in a way that non-convertible debt does not.

Debt Securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the Portfolio's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the Portfolio's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, which the Portfolio may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for high grade debt securities.

Securities rated below BBB/Baa may be less liquid than higher rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price.

Investment Models:

The proprietary model used by the adviser to evaluate securities markets is based on the adviser's understanding of the interplay of market factors and does not assure successful investment. The markets, or the prices of individual securities may be affected by factors not foreseen in developing the model.

Derivatives Risk:

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options and warrants. Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). The Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

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Derivatives  involve  special  risks and  costs and may  result in losses to the
Portfolio. The successful use of derivatives requires sophisticated management, and the Portfolio will depend on the adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Portfolio. The Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolio's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Liquidity Risk:

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Portfolio Turnover:

Although the adviser does not anticipate a turnover rate in excess of 200%, the possibility exists. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

Risks Associated with Other Policies the Portfolio may Pursue:

In addition to the investment strategies described above, the Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Statement of Additional Information ("SAI"). The Directors may change the Portfolio's investment objective, investment strategies and other policies without shareholder approval.

At times the adviser may judge that market conditions make pursuing the Portfolio's investment strategies inconsistent with the best interests of its shareholders. The adviser then may temporarily use alternatives strategies that are mainly designed to limit the Portfolio's losses. Although the adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Portfolio to miss out on investment opportunities, and may prevent the Portfolio from achieving its goal. In addition, the adviser may also keep a portion of the Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

Performance:

As of the date of this prospectus, the Portfolio does not have a calendar year of performance.

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[icon] F E E S  A N D  E X P E N S E S  O F  T H E  P O R T F O L I O

The table below describes the fees and expenses you will incur directly or indirectly as an investor in the Portfolio. The Portfolio pays operating expenses directly out of its assets thereby lowering the Portfolio's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                         Annual Fund Operating Expenses
               (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------------------
                                                                 Financial
                               Institutional Class      Intermediary Class
--------------------------------------------------------------------------------
Management Fees                              0.70%                   0.70%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                  None                   0.25%(a)
--------------------------------------------------------------------------------
Other Expenses                               0.44%                   0.44%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                           1.14%                   1.39%
--------------------------------------------------------------------------------
Fee Waivers and Expense
Reimbursement                                0.19%                   0.19%
--------------------------------------------------------------------------------
Net Annual Portfolio Operating               0.95%                   1.20%
Expenses(b)
--------------------------------------------------------------------------------

     (a) The 12b-1 fee shown in the table reflects the amount to which the Directors have currently limited payments under the Portfolio's Distribution Plan. Pursuant to the Distribution Plan, the Directors may increase the 12b-1 fee to 0.40% of average daily net assets without shareholder approval.

     (b) The Manager is contractually obligated to limit Portfolio expenses to the level shown through August 1, 2002.

Example:

This example helps you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the Portfolio, assuming (1) a 5% return each year, (2) the Portfolio's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                            1 Year      3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Institutional Class            $97         $343          $609          $1,369
--------------------------------------------------------------------------------
Financial Intermediary
Class                         $122         $421          $742          $1,652
--------------------------------------------------------------------------------

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[icon] M A N A G E M E N T

LM Institutional Advisors, Inc. ("Manager"), 100 Light Street, Baltimore, Maryland 21202, is the investment manager to the Portfolio. The Manager is responsible for overseeing the Portfolio's relationships with outside service providers, such as the custodian, transfer agent, independent auditors, and lawyers. The Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at a rate of 0.70% (before any waiver or reimbursement).


The Manager has retained Batterymarch, 200 Clarendon Street, Boston, Massachusetts 02116, to serve as investment adviser to the Portfolio. Batterymarch is responsible for the investment management of the Portfolio, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $6.1 billion as of June 30, 2001. Batterymarch does not employ individual portfolio managers to determine the investments of the Portfolio. Instead, the Batterymarch Developed Markets (U.S.) team is responsible for the day-to-day management of the Portfolio.


The Manager pays the fee of Batterymarch. To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses, the Manager will pay Batterymarch a portion of the management fee it receives from the Portfolio.

Expense Limitation

The Manager has, until August 1, 2002, contractually agreed to waive its fees and/or reimburse the Portfolio to the extent the Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) for any class exceed during that month the annual rate set forth in the Fees and Expenses of the Portfolio section. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause the Portfolio's expenses to exceed the limit, if any, agreed to by the Manager at that time.

Distributor of the Portfolio's shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the Portfolio's shares. The Portfolio has adopted a Distribution Plan under Rule 12b-1 that allows it to pay fees for the sale of its shares and for services provided to Financial Intermediary Class shareholders. The fees are calculated daily and paid monthly. Under the Financial Intermediary Class plan, the Portfolio may pay Legg Mason, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. On an annual basis, the Portfolio may pay 12b-1 fees in an amount up to 0.40% of the Portfolio's average daily net assets attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of 0.25% of the Portfolio's average daily net assets under the plan. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Manager, Batterymarch and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

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[icon] HOW TO INVEST

The Portfolio has established minimum investment criteria that vary depending upon which class of shares you wish to purchase. For Institutional Class shares, investors must have at least $50 million in investable assets and invest in the aggregate at least $1 million in the Portfolio. For Financial Intermediary Class shares, investors must have at least $30 million in investable assets and invest in the aggregate at least $1 million in the Portfolio. The Portfolio reserves the right to revise the minimum investment requirement and may waive it at its sole discretion.

Prior to or concurrent with the initial purchase of Institutional Class or Financial Intermediary Class shares, each investor must open an account for the Portfolio by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible investors may purchase  Institutional  Class or Financial  Intermediary
Class  shares  by  contacting  Legg  Mason   Institutional   Funds  directly  at
1-888-425-6432.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily 4:00 p.m., Eastern time) will be processed at the Portfolio's net asset value as of the close of the Exchange on that day. The Portfolio is open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the Portfolio's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the Portfolio may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern Time, on the following business day will be processed at the net asset value determined on the prior business day. It is the institution's responsibility to transmit your order to the Portfolio in an accurate and timely fashion.

Purchases of Institutional Class shares and Financial Intermediary Class shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
[ABA #011-000-028]
[DDA #99046096]
Legg Mason Institutional Funds - Batterymarch
U.S. Small Capitalization Equity Portfolio
[Insert account name and number]

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The wire  should  state  that the  funds  are for the  purchase  of  shares of a specific share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase Portfolio shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares.

As described above, the Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. The Portfolio may pay financial intermediaries for their services out of that class' assets pursuant to the class' distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and Batterymarch) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolio or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Portfolio and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the Portfolio to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the Portfolio). In addition, the Portfolio or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. The Portfolio may suspend the offering of shares at any time and resume it any time thereafter.

Shares of the Portfolio may not be qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of the Portfolio are available for offer and sale in their state of residence. Shares of the Portfolio may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

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

Purchases of Portfolio shares should be made for long-term investment purposes. The Portfolio reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Shares of the Portfolio are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides record-keeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland  21297-1635

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[icon]  HOW TO SELL YOUR SHARES

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Requests for redemption should indicate:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. However, the Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio could be adversely affected by immediate payment. The Portfolio may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to ten days from the purchase date in order to allow for the check to clear.

The Portfolio has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in-kind.

The Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all the shares in the account and mailing the proceeds to the investor. If the Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. The Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit rejection of signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

[icon]  ACCOUNT POLICIES

Calculation of net asset value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the Portfolio's Institutional Class or Financial Intermediary Class share price, the Portfolio's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The Portfolio's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The Portfolio may use fair value pricing instead of market quotations to value one or more securities if the Portfolio believes that, because of special circumstances, doing so would more accurately reflect the prices the Portfolio could realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The Portfolio will value any foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that the Portfolio has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Other:

Portfolio shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

[icon]  SERVICES FOR INVESTORS

Confirmations and account statements:

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent.

Exchange privilege:

Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of the same class of any of the funds in Western Asset Funds, Inc. provided these funds are eligible for sale in your state of residence and provided that the investor meets the eligibility criteria of that class. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of Portfolio shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

The Portfolio reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Portfolio in one calendar year; and

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

[icon] D I S T R I B U T I O N S  A N D  T A X E S

The Portfolio declares and pays any dividends from its net investment income, if available, annually.

The Portfolio distributes substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the same class of shares unless you elect to receive your dividends and/or other distributions in cash. To change your election, you must notify the Portfolio at least ten days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in Portfolio shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

Portfolio dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Portfolio. Dividends from investment company taxable income (which includes net investment income and net short-term capital gain) are taxable as ordinary income. Distributions of the Portfolio's net capital gain are taxable as long-term capital gain, regardless of how long you have held your Portfolio shares.

In addition to income tax on the Portfolio's distributions, any gain that results from a sale (other than an IRA or other tax-exempt investor) of Portfolio shares will generally be subject to federal income tax. An exchange of shares generally will be treated as a sale of Portfolio shares for these purposes and any gain on those shares will generally be subject to federal income tax.

Special tax rules apply to investments through retirement plans that qualify for tax-exempt treatment under federal income tax laws. Shareholders should consult their tax advisers to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situations.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

As required by the Internal Revenue Service, the Portfolio will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a valid taxpayer identification number. The Portfolio also will withhold the same percentage of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by the Portfolio's independent auditors, Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is incorporated by reference into the annual report for the Portfolio. The annual report is available upon request by calling toll-free 1-888-425-6432.


                              Investment Operations
--------------------------------------------------------------------------------
                  Net Asset       Net             Net Realized
For the           Value,          Investment      & Unrealized      Total From
Years Ended       Beginning       Income          Gain/(Loss)on     Investment
March 31,         of Period       (Loss)          Investments       Operations
--------------------------------------------------------------------------------
Batterymarch Small Cap Equity-Institutional Class
2001              $ 9.68          .03 (b)            (0.97)           (0.94)
2000(a)            10.00          N.M.(b)            (0.32)           (0.32)
--------------------------------------------------------------------------------


                                  Distributions
--------------------------------------------------------------------------------
                            From Net    In Excess of                  Net Asset
For the         From Net    Realized    Net Realized                  Value,
Years Ended     Investment  Gain on     Gain on       Total           End of
March 31,       Income      Investments Investments   Distributions   Period
--------------------------------------------------------------------------------
Batterymarch Small Cap Equity-Institutional Class
2001              $(0.02)      $ -          $ -        $(0.02)        $8.72
2000(a)              -           -            -           -            9.68
--------------------------------------------------------------------------------


                            Ratios/Supplemental Data
--------------------------------------------------------------------------------
                                        Net
                                        Investment
For the                    Expenses     Income/Loss    Portfolio  Net Assets
Years Ended      Total     to Average   to Average     Turnover   End of Period
March 31,        Return    Net Assets   Net Assets     Rate       (in thousands)
--------------------------------------------------------------------------------
Batterymarch Small Cap Equity-Institutional Class
2001             (9.72)%     .95%(b)       .59%(b)      146.5%       $92,136
2000(a)          (3.20)%(c)  .95%(b,d)    3.42%(b,d)      N.M.         6,757
--------------------------------------------------------------------------------



(a)  For the period March 13, 2000  (commencement  of  operations)  to March 31,
     2000.
(b) Net of fees waived and expenses reimbursed by LMIA pursuant to a contractual expense limitation of 0.95% until August 1, 2001. If no fees had been waived or expenses reimbursed by LMIA, the annualized ratio of expenses to average daily net assets for the year ended March 31, 2001, would have been 1.14% and for the period ended March 31, 2000, would have been 5.70%.
(c)  Not annualized.
(d)  Annualized.
N.M. Not meaningful

Batterymarch U.S. Small Capitalization Equity Portfolio
-------------------------------------------------------

The following additional information about the Portfolio is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this prospectus. The SAI provides further information and additional details about the Portfolio and its policies.

Annual and Semi-Annual Reports - Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-888-425-6432
o        visit us on the Internet via http://www.lminstitutionalfunds.com
o        write to us at:   Legg Mason Institutional Funds
                           100 Light Street, P.O. Box 17635
                           Baltimore, Maryland 21297-1635

Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                      SEC File Number: 811-8611